Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MOCON, Inc. on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert L. Demorest, as Chief Executive Officer of MOCON, Inc., and Dane D. Anderson, as Chief Financial Officer of MOCON, Inc., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MOCON, Inc.


                                            By: /s/ Robert L. Demorest
                                                ----------------------
                                            Name:  Robert L. Demorest
                                            Title: Chief Executive Officer

                                            By: /s/ Dane D. Anderson
                                                --------------------
                                            Name:  Dane D. Anderson
                                            Title: Chief Financial Officer